UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2016
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MONARCH FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-34565 (Commission File Number)	20-4985388 (I.R.S. Employer Identification No.)

1435 Crossways Boulevard Chesapeake, Virginia (Address of principal executive offices)	23320 (Zip Code)

Registrant's telephone number, including area code: (757) 389-5111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 17, 2016, Monarch Financial Holdings, Inc. (the "Company") and TowneBank issued a joint press release announcing receipt of regulatory approval from the Federal Deposit Insurance Corporation and from the Virginia State Corporation Commission in connection with TowneBank's acquisition of the Company and its wholly-owned subsidiary Monarch Bank.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release issued jointly by Monarch Financial Holdings, Inc. and TowneBank on May 17, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH FINANCIAL HOLDINGS, INC.

(Registrant)

Date: May 17, 2016	By:	/s/ Lynette P. Harris
Lynette P. Harris
Executive Vice President, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued jointly by Monarch Financial Holdings, Inc. and TowneBank on May 17, 2016.

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